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                                  Kirt W. James
                                    PRESIDENT
                        MIVI Biomedical Technologies Inc.
                              24843 Del Prado, #318
                              Dana Point, CA 92629
            (Name and Address of Person Authorized to Receive Notices
          and Communications on Behalf of the Person Filing Statement)
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                                 WITH A COPY TO:
                             KARL E. RODRIGUEZ, ESQ
                     34700 Pacific Coast Highway, Suite 303
                           Capistrano Beach, CA 92624
                                 (949) 248-9561
                               fax (949) 248-1688
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report:  October 6, 2000

                       Commission File Number:  000-30567


                       MIVI Biomedical Technologies, Inc.

                      formerly, Last Company Clothing, Inc.

 Nevada                                                               88-0422308
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)

24843  Del  Prado,  Suite  318,  Dana  Point  CA                           92626
(Address of principal executive offices)                              (Zip Code)

Registrant's  telephone  number,  including  area  code:         (949)  248-8933


                                  INTRODUCTION

     This Report is filed for the sole purpose of providing more current information about matters previously reported on Form 8-K dated July 20, 2000.


     ITEM  1.  CHANGE OF CONTROL OF REGISTRANT. None to date. Please see Item 5.


     ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.  Please  see  Item  5.


     ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.  None.


     ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.  None.


     ITEM  5.  OTHER  EVENTS.

 (A)  NO  ACQUISITION.  The  possible  acquisition (previously announced) of M-I
Vascular Innovations, Inc., in exchange for the issuance of common shares on a one-to-one basis, not to exceed 20,000,000 post-split shares, has been cancelled and will not take place.

 (B) NO CHANGE OF MANAGEMENT. The following persons shall not become officers or directors of this corporation: (5.1) Dr. Robert Ian Gordon Brown, (5.2) Dr. Jean-Francois Marquis, (5.3) James D. Davidson, (5.4) Alan P. Lindsay, (5.5) Zhi-Yong (John) Ma, (5.6) Ronald L. Handford, (5.7) Kita Tosetti, (5.8) Peter K. Jensen, (5.9) Michael Smorch, and (5.10) Stephen Walters.

     Kirt  W.  James  and  Pete  Chandler  continue  as  our Officers/Directors.

 (C) FORMER BUSINESS PLAN. Management is reviewing the feasibility or reinstating our original business plan. No decision has been made in this respect. Accordingly, we may now be deemed to be a blank check company as defined in Rule 419; namely, a company seeking a business or business combination.

 (D) AFFILIATE SHARES. It is the view of the Staff of the Commission that, both before and after the business combination or transaction with an operating entity or other person, the promoters or affiliates of blank check companies, as well as their transferees are `underwriters' of the securities issued. Accordingly, we are also of the view that the securities involved can only be resold through registration under the Securities Act. Similarly Rule 144 would not be available for resale transactions in this situation. Reference is made to Rule 145. It is accordingly the opinion of our Special Securities Counsel that the 2,200,000 affiliate-owned shares are not entitled to rely on Rule 144 or 4(1) of the Securities Act of 1933, for resale. These shares are unregistered securities which cannot be resold without registration.


     ITEM 6. CHANGES OF REGISTRANT'S DIRECTORS. None to date. Please see Item 5.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

October  6,  2000

                       MIVI BIOMEDICAL TECHNOLOGIES, INC.


                                       by

/s/Kirt  W.  James                          /s/Pete  Chandler
------------------                          -----------------
   Kirt  W.  James                             Pete  Chandler
   President  and  Director                    Secretary  and  Director